SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
              ____________________________________________________

                                    AMENDMENT
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) July 12, 2005
              ____________________________________________________

                        PAPERFREE MEDICAL SOLUTIONS, INC.
                     (formerly Crown Medical Services, Inc.)
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                                   98-0375957
                      (IRS Employer Identification Number)

                              121 WEST SYCAMORE ST.
                              KOKOMO, INDIANA 46901
                    (Address of principal executive offices)

                           RONALD COLE, JR., PRESIDENT
                        PAPERFREE MEDICAL SOLUTIONS, INC.
                              121 WEST SYCAMORE ST.
                              KOKOMO, INDIANA 46901
                     (Name and address of agent for service)

                                 (765) 456-1089
          (Telephone number, including area code of agent for service)

ITEM 2.  FINANCIAL INFORMATION
------------------------------

Item 2.01 - Completion of Acquisition or Disposition of Assets.
---------------------------------------------------------------

     The following pro forma financial statements have been derived from the financial statements of PaperFree Medical Solutions, Inc. ("PaperFree") at February 28, 2005 and adjusts such information to give effect to its purchase of KMS Computer Services, Inc. ("KMS"), as if the acquisition had occurred at their respective year-ends as shown. The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either year-end. The pro forma financial statements should be read in conjunction with the notes thereto and each Company's financial statements and related notes thereto contained herein and in PaperFree's 10-KSB filed with the SEC on June 22, 2005.

     The KMS acquisition has been accounted for using the purchase method of accounting and, accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values based upon estimates as of March 1, 2005.

     The following pro forma consolidated balance sheet and statement of operations should be read in connection with the "Notes to Pro Forma Consolidated Balance Sheet and Consolidated Statement of Operations" presented below and the historical financial statements included elsewhere or incorporated by reference.

Pro forma Consolidated Condensed Balance Sheet:

                                    02/28/05       12/31/04
                                       PMS           KMS         Adjustments     Pro Forma
                                   -----------    ----------    -------------    -----------
Cash                              $    121,837   $         -   $            -   $    121,837
Accounts receivable, net                     -       134,517                -        134,517
Furniture and equipment, net                 -        74,515                -         74,515
Goodwill                                     -             - (b)    3,751,762      3,751,762
                                   -----------    ----------    -------------    -----------
  Total assets                    $    121,837   $   209,032   $    3,751,762   $  4,082,631
                                   ===========    ==========    =============    ===========

Accounts payable and accrued
  expenses                        $    106,810   $   503,470   $            -   $    610,280
Deferred revenue                             -         7,944                -          7,944
Stock payable                          170,400             -                -        170,400
Advances from related parties           10,144             -                -         10,144
Notes payable - related parties              -       371,463 (a)      (55,000)       316,463
Notes payable - third parties                -       132,917                -        132,917
Mandatorily redeemable Series C
  Preferred Stock                       75,600             -                 -        75,600
Series A Convertible Preferred
  Stock                                      -             -                 -             -
Series B Preferred Stock                     -             -                 -             -
Common stock, $0.001 par value          47,732             - (b)        2,400         50,132
Common stock, no par value                   -         1,000 (b)       (1,000)             -
Additional paid-in-capital          57,283,839        29,520 (b)      (29,520)    60,281,439
                                                             (b)                   2,997,600
Accumulated deficit                (57,572,688)     (837,282)(a)       55,000    (57,572,688)
                                                             (b)                     782,282
                                   -----------    ----------    -------------    -----------
Total liabilities and
  stockholders' deficit           $    121,837   $   209,032   $    3,751,762   $  4,082,631
                                   ===========    ==========    =============    ===========

Pro forma Consolidated Condensed Statement of Operations:

                                  12 months     12 months
                                   02/28/05     12/31/04
                                  PaperFree        KMS          Adjustments     Pro Forma
                                ------------    -----------    -------------    ------------
Revenues                        $          -   $    917,878    $           -   $    917,878
Cost of sales                              -       (242,960)               -       (242,960)
                                ------------    -----------    -------------    ------------

Gross profit                               -        674,918                -        674,918
                                ------------    -----------    -------------    ------------

General and administrative        27,155,786      1,197,101                -     28,352,887
Consulting fees                   30,177,114              -                -     30,177,114
Professional fees                     29,991         22,946                -         52,937
Loss on disposition of assets              -            345                -            345
Bad Debt expense /
  debt forgiveness income             55,000              - (a)      (55,000)             -
Interest expense                      16,967         55,475                -         72,442
                                ------------    -----------    -------------    ------------

Total operating expenses          57,434,858      1,275,867          (55,000)    58,655,725
                                ------------    -----------    -------------    ------------

Net loss                       $ (57,434,858)  $   (600,949)   $      55,000   $(57,980,807)
                                ============    ===========    =============    ============


Basic and diluted loss
  per share                    $       (2.56)             -                -   $      (2.43)

Basic and diluted weight
  average shares outstanding      22,391,892              -        1,500,000     23,891,892


NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(a) The note payable from KMS to Paperfree was $55,000 on December 31, 2004. Paperfree wrote off this uncollectible balance at February 28, 2005.

(b) On March 1, 2005, all of the outstanding shares of KMS, 1,000 at the time, were acquired by PaperFree for 2,400,000 shares of PaperFree common stock. These shares are valued at $3,000,000 according to the acquisition agreement.

REPORT  OF  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING  FIRM


To The Board of Directors and shareholders of KMS Computer Services, Inc.
  Kokomo,  Indiana

We have audited the accompanying balance sheet of KMS Computer Services, Inc. as of December 31, 2004, and the related statements of operations, stockholders' deficit and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of KMS' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KMS as of December 31, 2004, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America.

As shown in the accompanying financial statements, KMS incurred recurring net losses in 2004 and 2003, and has a working capital deficit as of December 31, 2004. These conditions raise substantial doubt as to KMS' ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if KMS' is unable to continue as a going concern.


/s/ Malone & Bailey, PC
-----------------------------
Malone  &  Bailey,  PC
www.malone-bailey.com
Houston,  Texas

March  24,  2005


                          KMS COMPUTER SERVICES, INC.

                                  BALANCE SHEET


                                                                   December 31,
                                                                       2004
-------------------------------------------------------------------------------
                                     ASSETS

CURRENT ASSETS

   Accounts Receivable, net of allowance for
     doubtful accounts of $36,362                                  $  134,517
-------------------------------------------------------------------------------
      Total current assets                                            134,517


   FIXED ASSETS, net of $89,514 of accumulated depreciation            74,515
-------------------------------------------------------------------------------
TOTAL ASSETS                                                       $  209,032
===============================================================================

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES

   Accounts Payable & Accrued Liabilities                          $  503,470

   Deferred Revenue                                                     7,944

   Notes Payable - Related Parties                                    371,463

   Notes Payable - Third Parties                                      132,917
-------------------------------------------------------------------------------
                                                                    1,015,794
-------------------------------------------------------------------------------

Commitment                                                                  -

STOCKHOLDERS' DEFICIT

   Common Stock:
      1,000 shares authorized, no par value, 100 shares
        issued and outstanding                                          1,000
   Additional paid-in capital                                          29,520
   Accumulated deficit                                               (837,282)
-------------------------------------------------------------------------------
                                                                     (806,762)
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                        $  209,032
===============================================================================

See accompanying summary of accounting policies and notes to financial statements.


                          KMS COMPUTER SERVICES, INC.
                            STATEMENTS OF OPERATIONS

                                                       Year ended       Year ended
                                                       December 31,     December 31,
                                                           2004             2003
====================================================================================

REVENUE                                                $  917,878       $1,054,743

COST OF SALES                                             242,960          318,325
-----------------------------------------------------------------------------------
      GROSS PROFIT                                        674,918          736,418
-----------------------------------------------------------------------------------
OPERATING EXPENSES

   Salaries and Wages                                     848,597          623,216
   General and Administrative                             335,058          293,920
   Bad Debt                                               (16,899)          52,071
   Legal and Professional                                  22,946            3,873
   Depreciation                                            30,345           28,361
   Loss on Disposition of Assets                              345              519
   Interest                                                55,475            9,826
-----------------------------------------------------------------------------------

Total operating expenses                                1,275,867        1,011,786
                                                       ----------------------------
NET LOSS                                               $ (600,949)      $ (275,368)
                                                       ============================

See accompanying summary of accounting policies and notes to financial statements.


                                   KMS COMPUTER SERVICES, INC.
                           STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                               YEARS ENDED DECEMBER 31, 2003 AND 2004


                                                                          Additional
                                                     Common Stock          Paid In    Accumulated
                                                  Share       Amount       Capital       Deficit     Total
-----------------------------------------------------------------------------------------------------------
BALANCES - December 31, 2002                         100     $  1,000     $      -    $  39,035   $  40,035

  Imputed interest on related party loans              -            -        1,484          -       1,484

   Net Loss                                            -            -            -     (275,368)   (275,368)
------------------------------------------------------------------------------------------------------------
BALANCES - December 31, 2003                         100        1,000        1,484     (236,333)   (233,849)

  Imputed interest on related party loans              -            -       28,036            -      28,036

  Net  Loss                                            -            -            -     (600,949)   (600,949)
------------------------------------------------------------------------------------------------------------
BALANCES - December 31, 2004                         100     $  1,000     $ 29,520    $(837,282)  $(806,762)
------------------------------------------------------------------------------------------------------------

See accompanying summary of accounting policies and notes to financial statements.


                          KMS COMPUTER SERVICES, INC.
                            STATEMENTS OF CASH FLOWS

                                                    Year ended   Year ended
                                                    December 31, December 31,
                                                        2004        2003
-------------------------------------------------------------------------------

CASH FOWS FROM OPERATING ACTIVITIES

   Net Loss                                         $(600,949)    $(275,368)
-------------------------------------------------------------------------------
ADJUSTMENT TO RECONCILE NET LOSS TO NET
CASH USED IN BY OPERATING ACTIVITIES
   Imputed interest on related party debt              28,036         1,484

   Loss on disposal of capital assets                     345           519

   Depreciation                                        30,345        28,361

   Bad debt expense (recovery)                        (16,899)       52,071

   Change in:
                accounts receivable                    (6,918)       (3,189)

                deferred revenue                       (1,810)        9,754

                related party debt                    (23,662)       23,662

                accounts payable                      312,890        74,546
-------------------------------------------------------------------------------
NET CASH USED IN OPERATING ACTIVITES                 (278,622)      (88,160)
-------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES

   Purchase of equipment                               (3,780)      (67,502)
-------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITES                   (3,780)      (67,502)
-------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES

   Proceeds from Notes Payable - related parties      260,463       111,000

   Proceeds from Notes Payable - third parties         30,000        75,000

   Repayment of notes payable                         (38,462)      (29,790)
-------------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES             252,001       156,210
-------------------------------------------------------------------------------

NET CHANGE IN CASH                                    (30,401)          548

CASH - BEGINNING OF PERIOD                             30,401        29,853
-------------------------------------------------------------------------------
CASH - END OF PERIOD                                $       -     $  30,401
-------------------------------------------------------------------------------
SUPPLEMENTAL CASH FLOW INFORMATION
-------------------------------------------------------------------------------
   Interest Paid                                    $  27,439     $   8,342
-------------------------------------------------------------------------------
   Taxes Paid                                               -             -
===============================================================================

See accompanying summary of accounting policies and notes to financial statements.

                           KMS COMPUTER SERVICES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------

KMS Computer Services, Inc. ("KMS") was incorporated on April 8, 1994 in the State of Indiana and has a fiscal year ending December 31.

KMS offers healthcare providers a comprehensive array of technology-based revenue cycle services. These services include identifying third-party resources, submitting timely and accurate bills to third-party payers and patients, recovering and properly accounting for the amounts due, and securing the appropriate cost-based reimbursement from entitlement programs.

REVENUE  RECOGNITION
--------------------

KMS recognizes revenues in accordance with the provisions of Statement of Position, or SOP, No. 97-2, "Software Revenue Recognition," as amended by SOP 98-9 and clarified by Staff Accounting Bulletin, or SAB, 101 "Revenue Recognition in Financial Statements." SOP No 97-2, as amended, generally requires revenue earned on software arrangements involving multiple elements to be allocated to each element based on the relative fair values of those elements.

KMS' contractual arrangements are evaluated on a contract-by-contract basis and often require judgment and estimates that affect the timing of revenue recognized in KMS' statements of operations. Specifically, KMS may be required to make judgments about:

- whether the fees associated with KMS products and services are fixed or determinable;

-    whether or not collection of KMS' fees is reasonably assured;

- whether professional services are essential to the functionality of the related software product;

- whether KMS has the ability to make reasonably dependable estimates in the application of the percentage-of-completion method; and

- whether KMS have verifiable objective evidence of fair value for KMS products and services.

ESTIMATES
---------
In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of expenses. Actual results could differ from those estimates.

CASH  AND  CASH  EQUIVALENTS
----------------------------

All highly liquid investments with an original maturity from the date of purchase of three months or less are considered to be cash equivalents. These short-term investments are stated at cost, which approximates market. There are none as of December 31, 2004.

ALLOWANCE  FOR  DOUBTFUL  ACCOUNTS
----------------------------------

Bad debt expense is recognized based on management's estimate of likely losses per year, based on past experience and an estimate of current year uncollectible amounts. There was $36,362 in allowance for doubtful accounts as of December 31, 2004.

LONG-LIVED  ASSETS
------------------

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the related asset, generally three to twelve years for equipment. Leasehold improvements and equipment acquired under capital leases are depreciated over the shorter of the lease term or the estimated useful life of the related asset. Expenditures for maintenance, repair and renewals of minor items are charged to expense as incurred. Major betterments are capitalized.

IMPAIRMENT
----------

KMS reviews the carrying value of its long-lived assets annually or whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate. KMS assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and fair value.

INCOME  TAXES
-------------

Prior to December 31, 2004, the financial statements of KMS did not include a provision for Income Taxes because the taxable income of KMS was included in the Income Tax Returns of the Stockholders under the Internal Revenue Service "S" Corporation elections.

Once the proposed transactions with PaperFree Medical Solutions, Inc. as more fully described in Note 7 are complete, KMS will no longer be treated as a chapter "S" Corporation for Income Tax purposes.

KMS recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. KMS provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

(LOSS)  PER  SHARE
------------------

The basic net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted net loss per common share is computed by dividing the net loss adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. For the years ended December 31, 2004 and 2003, potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net loss per common share.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS
-----------------------------------------

KMS does not expect the adoption of recently issued accounting pronouncements to have a significant impact on KMS' results of operations, financial position or cash flow.

NOTE  2  -  GOING  CONCERN
--------------------------

As shown in the accompanying financial statements, KMS incurred recurring net losses of $600,949 and $275,368 in fiscal2004 and 2003, respectively, has an accumulated deficit of $837,282 as of December 31, 2004. These conditions raise substantial doubt as to KMS' ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if KMS is unable to continue as a going concern.

NOTE  3  -  FIXED  ASSETS
-------------------------

     Property  and  equipment  consisted  of the following at December 31, 2004:


     Description                                  Life        Amount
  -----------------------                        -------   ----------
  Leasehold improvements                         20 years   $ 49,508
  Computer equipment & software                   3 years    114,521
                                                           ----------
                                                             164,029
  Less: accumulated depreciation                             (89,514)
                                                           ----------
                                                            $ 74,515
                                                           ==========

     Depreciation expense totalled $30,345 and $28,361 in fiscal 2004 and 2003, respectively.

NOTE  4  -  NOTES  PAYABLE-RELATED  PARTIES
-------------------------------------------

KMS received loans to satisfy working capital requirements from shareholders of KMS. They are as follows:

(1) $338,266 was borrowed through December 31, 2004 from PaperFree Medical Solutions, Inc. in anticipation of the merger discussed in Note 7. The debt is unsecured, bears no interest and is due on demand.

(2) KMS' majority shareholder loaned KMS $33,197 through December 31, 2004. The loan is unsecured, bears no interest and is due on demand.

NOTE  5  -  NOTES  PAYABLE-THIRD  PARTIES
-----------------------------------------

Copier  Lease:

Five  year  lease  payout  beginning August 2002;
interest rate of 15%;  monthly payment  of  $87;
secured  by  copier                                                      $421

Bank  credit  line  with  Salin  Bank:

One-year term beginning October 16, 2003; interest
rate of 4.25%; secured by all assets.
The  loan  is  currently  in  default.                                 99,847

Bank  credit  line  with  Central  Bank:

Two-year  term  beginning  September 23, 2003;
interest rate of 7.5%; secured by all  assets.                          3,935

Bank  credit  line  with  Central  Bank:

Three-year  term beginning September 23, 2004;
interest rate of 8.1%; secured by all  assets.                         28,714
                                                                  -----------

Total                                                                $132,917
                                                                  ===========

NOTE  6  -  COMMITMENTS
-----------------------

Office premises have been rented from KMS' majority shareholder. KMS leases its office facility and certain equipment under operating leases that expire at various dates through October 31, 2023.

Future  minimum  lease  payments  as  of  December  31,  2004  are  as  follows:

YEAR  ENDING

2005               $  120,000

2006                  120,000

2007                  120,000

2008                  120,000

2009                  120,000

Thereafter          1,660,000
                    ---------

                   $2,260,000
                   ==========

Rent expense was approximately $120,000 for the year ended December 31, 2004 and $50,000 for the year ended December 31, 2003.

NOTE  7  -  SUBSEQUENT  EVENT
-----------------------------

On March 1, 2005, KMS signed an Agreement and Plan of Merger with PaperFree Medical Solutions, Inc. ("PaperFree"). PaperFree is a development stage, publicly traded company. The acquisition of KMS was accomplished by issuance of 2,400,000 PaperFree common shares to the current KMS shareholders for 100% of KMS' outstanding common stock. The transaction will result in KMS becoming a wholly owned subsidiary of Paperfree.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PAPERFREE  MEDICAL  SOLUTIONS,  INC.



                          By: /s/ Ronald Cole
                             ------------------------------
                             Ronald  Cole,  Jr.,  President

Date:  July  12,  2005